Exhibit 99.1

     On August 18, 2003, Agilent Technologies Inc. (NYSE: A) reported orders of $1.47 billion and revenue of $1.50 billion for the fiscal third quarter ended July 31, 2003. During the quarter, the company recognized a $1.4 billion non-cash charge required under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” and reported a GAAP net loss of $1.56 billion, or $3.28 per share.

     “We are encouraged by our third-quarter operating results,” said Ned Barnholt, Agilent chairman, president and chief executive officer. “Orders and revenues came in at expectations, with earnings from operations near the top end of expectations.”

     Agilent saw a continued rebound this quarter in semiconductor equipment orders, which reached their highest level in three years. Activity in the company’s other segments remained roughly flat compared to the prior year.

     “We made good progress in continuing to reduce our structural costs,” Barnholt said. “These costs were reduced by nearly $100 million during the quarter, while worldwide headcount fell by an additional 2,400 during the last three months.”

     Continued progress was also reflected on the balance sheet. The company generated $38 million cash from working capital during the quarter despite sequentially higher revenues. Capital spending, at $62 million, remained below depreciation expense of $77 million. Net cash consumption was only $103 million despite $121 million of cash restructuring payments. The company ended the quarter with over $1.4 billion in cash and equivalents.

Segment Results

Test and Measurement
(in millions)

	Q3:F03	Q2:F03	Q3:F02

Orders	566	608	590
Revenues	613	652	521
Operating Profit(1)	(69)	(103)	(260)

     Third-quarter Test and Measurement orders were down 4 percent from one year ago and were off 7 percent from the seasonally strong second quarter. By market segment, communications test orders were down 9 percent from last year largely because of continued weakness in wireline test coupled with a modest decline in wireless test. General purpose test orders were up 8 percent compared to last year because of renewed strength in aerospace and defense markets and rising demand for the new oscilloscope product line. Third-quarter revenues of $613 million were 18 percent above last year, when implementation of a new ERP system interrupted shipments. Sequentially, revenues were down 6 percent.

     The cumulative benefits of aggressive restructuring were clearly evident in the operating results of this segment. The third-quarter operating loss of $69 million was improved by $34 million from three months earlier despite $39 million lower revenues. Compared to last year, the operating loss was reduced by $191 million on $92 million of increased revenues.

Automated Test
(in millions)

	Q3:F03	Q2:F03	Q3:F02

Orders	251	219	212
Revenues	206	153	194
Operating Profit(1)	6	(37)	(5)

     The rebound in the Automated Test segment continued in the third quarter, with orders of $251 million up 18 percent from last year to the highest levels since the fourth quarter of 2000. Sequentially, orders were up 15 percent, with both semiconductor test and manufacturing test participating in the increase. Revenues of $206 million were 6 percent above last year and up 35 percent sequentially. Semiconductor Test’s third-quarter book-to-bill ratio of 1.29 was well ahead of the industry’s June reading of 1.19. In the third quarter, this segment returned to profitability, with operating profits of $6 million compared to an operating loss of $5 million one year earlier and a loss of $37 million during the second quarter of this year.

Semiconductor Products
(in millions)

	Q3:F03	Q2:F03	Q3:F02

Orders	358	420	383
Revenues	380	376	390
Operating Profit(1)	(8)	(43)	(38)

     Semiconductor Products’ third-quarter orders of $358 million were down 7 percent from last year because of the continued sharp drop in the hardcopy ASIC business. Excluding hardcopy ASICs, segment orders were up 8 percent from one year ago. Total segment orders were off 15 percent from the seasonally strong second quarter. Revenues of $380 million were down 3 percent from last year and up 1 percent sequentially. Excluding the hardcopy ASIC business, revenues were up 10 percent, consistent with the year-to-year increase in worldwide semiconductor industry sales. Segment operating results benefited from better yields on new products, the shutdown of a facility and restructuring actions. The third-quarter segment loss of $8 million represented a $35 million improvement over second-quarter results on essentially flat revenues. Compared to last year, the operating loss was reduced by $30 million despite $10 million lower sales.

Life Sciences and Chemical Analysis
(millions)

	Q3:F03	Q2:F03	Q3:F02

Orders	293	280	271
Revenues	303	286	286
Operating Profit(1)	41	20	42

     Life Sciences and Chemical Analysis orders and revenues showed some improvement from the generally flat trend of the past several quarters. Third-quarter orders of $293 million were up 8 percent from last year and up 5 percent sequentially. Life Sciences showed the most strength, with orders up 14 percent from last year and 10 percent sequentially while Chemical Analysis orders rose 4 percent from last year and were 1 percent ahead of the second quarter. Revenues of $303 million were 6 percent ahead of one year ago and the second quarter. Segment profits were about equal to one year ago. Compared to the second quarter, when spending is seasonally higher, operating profits were improved by $21 million on $17 million higher revenues.

Note on Non-Cash Charge Related to SFAS 109

     In accordance with the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” Agilent recorded a non-cash charge of $1.4 billion to establish a valuation allowance, which essentially eliminates its net deferred tax assets. This adjustment will impact both GAAP tax expense and shareholders’ equity on Agilent’s financial statements, but has no impact on the company’s cash flow, liquidity or future prospects.

     In large part because of Agilent’s cumulative losses over the past few years in the United States and the United Kingdom, SFAS No. 109 requires that “greater weight be given to previous cumulative losses than the outlook for future profitability when determining whether deferred tax assets can be used.” In essence, the company is now unable to reference forecasts of future operating profits to value its deferred tax assets for GAAP purposes.

     This valuation allowance will be reviewed periodically and could be reversed, partially or totally, when business results have sufficiently improved to support recognition of the deferred tax assets for GAAP purposes.

(1)	Before restructuring charges in all periods.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended
	July 31,
			Percent
	2003	2002	Inc/(Dec)

Orders	$1,468	$1,456	1%

Net revenue	$1,502	$1,391	8%
Costs and expenses:
Cost of products and services	954	897	6%
Research and development	257	304	(15%)
Selling, general and administrative	481	619	(22%)

Total costs and expenses	1,692	1,820	(7%)

Loss from operations	(190)	(429)	56%
Other income (expense), net	(1)	6	(117%)

Loss from continuing operations before taxes	(191)	(423)	55%
Benefit for taxes	(81)	(200)	(60%)

Loss from continuing operations before tax valuation allowance	(110)	(223)	51%
Tax valuation allowance	1,435	—

Loss from continuing operations	(1,545)	(223)	(593%)
Loss from sale of discontinued operations, net of taxes	—	(5)

Loss before cumulative effect of accounting changes	(1,545)	(228)	(578%)
Tax adjustment for cumulative effect of adopting SFAS No. 142	(11)	—

Net loss	$(1,556)	$(228)	(582%)

Net loss per share — Basic and diluted:
Loss from continuing operations	$(3.25)	$(0.48)
Loss from sale of discontinued operations, net	—	(0.01)
Tax adjustment for cumulative effect of adopting SFAS No. 142	(0.03)	—

Net loss	$(3.28)	$(0.49)

Weighted average shares used in computing loss per share:
Basic and diluted	475	466

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Nine Months Ended
	July 31,
			Percent
	2003	2002	Inc/(Dec)

Orders	$4,353	$4,518	(4%)

Net revenue	$4,381	$4,274	3%
Costs and expenses:
Cost of products and services	2,798	2,711	3%
Research and development	830	928	(11%)
Selling, general and administrative	1,534	1,855	(17%)

Total costs and expenses	5,162	5,494	(6%)

Loss from operations	(781)	(1,220)	36%
Other income (expense), net	14	47	(70%)

Loss from continuing operations before taxes	(767)	(1,173)	35%
Benefit for taxes	(399)	(386)	3%

Loss from operations before tax valuation allowance	(368)	(787)	53%
Tax valuation allowance	1,435	—

Loss from continuing operations	(1,803)	(787)	(129%)
Loss from sale of discontinued operations, net of taxes	—	(9)

Loss before cumulative effect of accounting changes	(1,803)	(796)	(127%)
Cumulative effect of adopting SFAS No. 142	(268)	—

Net loss	$(2,071)	$(796)	(160%)

Net loss per share — Basic and diluted:
Loss from continuing operations	$(3.82)	$(1.69)
Loss from sale of discontinued operations, net	—	(0.02)
Cumulative effect of adopting SFAS No. 142, net	(0.57)	—

Net loss	$(4.39)	$(1.71)

Weighted average shares used in computing loss per share:
Basic and diluted	472	465

Loss from sale of discontinued operations, net of taxes relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(in millions, except par value and share amounts)
(Unaudited)

	July 31,	October 31,
	2003	2002

ASSETS
Current assets:
Cash and cash equivalents	$1,430	$1,844
Accounts receivable, net	967	1,118
Inventory	1,051	1,184
Current deferred tax assets	13	462
Other current assets	289	272

Total current assets	3,750	4,880
Property, plant and equipment, net	1,449	1,579
Goodwill and other intangible assets, net	391	685
Long-term deferred tax assets	14	635
Other assets	386	424

Total assets	$5,990	$8,203

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$274	$305
Employee compensation and benefits	550	533
Deferred revenue	259	244
Income and other taxes payable	295	325
Other accrued liabilities	410	574

Total current liabilities	1,788	1,981

Senior convertible debentures	1,150	1,150
Other liabilities	332	445

Total liabilities	3,270	3,576

Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 467 million shares at October 31, 2002 and 475 million shares at July 31, 2003 issued and outstanding	5	5
Additional paid-in capital	4,976	4,872
Accumulated deficit	(2,172)	(101)
Accumulated comprehensive loss	(89)	(149)

Total stockholders’ equity	2,720	4,627

Total liabilities and stockholders’ equity	$5,990	$8,203

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)

	Nine months	Three months
	ended	ended
	July 31,	July 31,
	2003	2003

Cash flows from operating activities:
Net loss	$(2,071)	$(1,556)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	233	77
Amortization	40	14
Inventory-related charges	11	5
Deferred taxes	1,085	1,402
Asset impairment charges	89	62
Net gain on sale of assets	(5)	(3)
Adoption of SFAS No. 142	268	—
Changes in assets and liabilities:
Accounts receivable	169	(24)
Inventory	112	68
Accounts payable	(15)	(6)
Employee compensation and benefits	(183)	(127)
Income taxes	(98)	(37)
Other current assets and liabilities	(83)	(39)
Other long-term assets and liabilities	75	73

Net cash used in operating activities:	(373)	(91)
Cash flows from investing activities:
Investments in property, plant and equipment	(148)	(62)
Dispositions of property, plant and equipment	6	(1)
Purchase of equity investments	(4)	(2)

Net cash used in investing activities:	(146)	(65)
Cash flows from financing activities:
Issuance of common stock under employee stock plans	104	53
Net payments to notes payable and short-term borrowings	1	—

Net cash provided by financing activities:	105	53
Change in cash and cash equivalents	(414)	(103)
Cash and cash equivalents at beginning of period	1,844	1,533

Cash and cash equivalents at end of period	$1,430	$1,430

AGILENT TECHNOLOGIES, INC.
TEST AND MEASUREMENT INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	July 31,	July 31,	Yr vs.Yr	April 30,	Sequential
	2003	2002	% change	2003	% change

Orders	$566	$590	(4%)	$608	(7%)
Net Revenue	$613	$521	18%	$652	(6%)
Loss from operations	$(69)	$(260)	73%	$(103)	33%

	Nine months	Nine months
	ended	ended
	July 31,	July 31,	Yr vs.Yr
	2003	2002	% change

Orders	$1,768	$1,876	(6%)
Net Revenue	$1,898	$1,865	2%
Loss from operations	$(304)	$(603)	50%

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
AUTOMATED TEST INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	July 31,	July 31,	Yr vs.Yr	April 30,	Sequential
	2003	2002	% change	2003	% change

Orders	$251	$212	18%	$219	15%
Net Revenue	$206	$194	6%	$153	35%
Earnings (loss) from operations	$6	$(5)	N/M	$(37)	N/M

	Nine months	Nine months
	ended	ended
	July 31,	July 31,	Yr vs.Yr
	2003	2002	% change

Orders	$585	$594	(2%)
Net Revenue	$495	$486	2%
Loss from operations	$(79)	$(79)	—%

Earnings (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Earnings (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
SEMICONDUCTOR PRODUCTS INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	July 31,	July 31,	Yr vs.Yr	April 30,	Sequential
	2003	2002	% change	2003	% change

Orders	$358	$383	(7%)	$420	(15%)
Net Revenue	$380	$390	(3%)	$376	1%
Loss from operations	$(8)	$(38)	79%	$(43)	81%

	Nine months	Nine months
	ended	ended
	July 31,	July 31,	Yr vs.Yr
	2003	2002	% change

Orders	$1,159	$1,205	(4%)
Net Revenue	$1,123	$1,088	3%
Loss from operations	$(99)	$(136)	27%

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	July 31,	July 31,	Yr vs.Yr	April 30,	Sequential
	2003	2002	% change	2003	% change

Orders	$293	$271	8%	$280	5%
Net Revenue	$303	$286	6%	$286	6%
Earnings from operations	$41	$42	(2%)	$20	105%

	Nine months	Nine months
	ended	ended
	July 31,	July 31,	Yr vs.Yr
	2003	2002	% change

Orders	$841	$843	—%
Net Revenue	$865	$835	4%
Earnings from operations	$95	$97	(2%)

Earnings from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Earnings from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
ORDERS AND NET REVENUE FROM OPERATIONS
BY GEOGRAPHY
(In millions, except percent changes)
(Unaudited)

	Three Months Ended		Percent
	July 31,		Inc/(Dec)

	2003	2002

ORDERS
Americas	$553	$623	(11%)
Europe	312	246	27%
Asia Pacific	603	587	3%

Total	$1,468	$1,456	1%

NET REVENUE
Americas	$578	$612	(6%)
Europe	298	252	18%
Asia Pacific	626	527	19%

Total	$1,502	$1,391	8%

	Nine Months Ended		Percent
	July 31,		Inc/(Dec)

	2003	2002

ORDERS
Americas	$1,638	$1,910	(14%)
Europe	911	858	6%
Asia Pacific	1,804	1,750	3%

Total	$4,353	$4,518	(4%)

NET REVENUE
Americas	$1,687	$1,840	(8%)
Europe	891	834	7%
Asia Pacific	1,803	1,600	13%

Total	$4,381	$4,274	3%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.